MAINSTAY FUNDS TRUST

MainStay Total Return Bond Fund

Supplement dated April 20, 2016 to the

Summary Prospectus and Prospectus, each dated February 29, 2016, as supplemented

1.	The table in the section entitled “Fees and Expenses of the Fund” is deleted and replaced in its entirety with the following:

	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2,3]	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.34%	0.27%	0.27%	0.27%	0.34%	0.44%	0.44%	0.44[4] %	0.04%
Total Annual Fund Operating Expenses	1.08%	1.01%	1.76%	1.76%	0.83%	0.93%	1.18%	1.43%	0.53%
Waivers / Reimbursements[5]	(0.16)%	(0.16)%	(0.16)%	(0.16)%	(0.23)%	(0.16)%	(0.16)%	(0.16)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[5]	0.92%	0.85%	1.60%	1.60%	0.60%	0.77%	1.02%	1.27%	0.53%

1.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2.	Restated to reflect current management fees.

3.	The management fee is as follows: 0.50% on assets up to $1 billion; 0.475% on assets from $1 billion to $3 billion; and 0.465% on assets over $3 billion.

4.	Based on estimated amounts for the current fiscal year.

5.	New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 0.92%; and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

2.	The table in the section entitled “Example” is deleted and replaced in its entirety with the following:
Expenses After	Class A	Investor		Class B	Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 540	$ 533	$ 163	$ 663	$ 163	$ 263	$ 61	$ 79	$ 104	$ 129	$ 54
3 Years	$ 763	$ 742	$ 539	$ 839	$ 539	$ 539	$ 242	$ 280	$ 359	$ 437	$ 170
5 Years	$ 1,004	$ 968	$ 939	$ 1,139	$ 939	$ 939	$ 438	$ 499	$ 634	$ 766	$ 296
10 Years	$ 1,694	$ 1,617	$ 1,862	$ 1,862	$ 2,060	$ 2,060	$ 1,004	$ 1,128	$ 1,418	$ 1,699	$ 665

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.